Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of March 27, 2012

to

CREDIT AGREEMENT

Dated as of March 11, 2011

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of March 27, 2012 by and among HCP, Inc., a Maryland corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and Bank of America, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of March 11, 2011 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to an amendment to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.             Amendment to the Credit Agreement.  Effective as of the Amendment No. 1 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)           The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete the pricing grid appearing therein and to replace such pricing grid with the following:

Revolving Loans
Pricing Level	Debt Ratings	Applicable Rate for Eurocurrency Rate Loans and Letter of Credit Fees	Applicable Rate for Base Rate Loans
1	>A- / >A3	100 bps	0 bps

2	>BBB+ / >Baa1	107.5 bps	7.5 bps

3	>BBB / >Baa2	122.5 bps	22.5 bps

4	>BBB- / >Baa3	147.5 bps	32.5 bps

5	<BBB- / <Baa3 or non-rated	185 bps	85 bps

(b)           The definition of “Consolidated Total Asset Value” appearing in Section 1.01 of the Credit Agreement is amended to add the proviso “; provided that, for purposes of calculating the Leverage Ratio, Consolidated Total Asset Value shall not include the aggregate amount of unrestricted cash and cash equivalents netted against Indebtedness of the Borrower and its Subsidiaries maturing in the immediately succeeding 24 months” to the end thereof.

(c)           The definition of “Facility Fee Rate” appearing in Section 1.01 of the Credit Agreement is amended to delete the pricing grid appearing therein and to replace such pricing grid with the following:

Pricing Level	Facility Fee
1	15 bps
2	17.5 bps
3	22.5 bps
4	32.5 bps
5	45 bps

(d)           The definition of “Revolving Maturity Date” appearing in Section 1.01 of the Credit Agreement is amended to delete the date “March 11, 2015” appearing therein and to replace such date with the date “March 11, 2016”.

(e)           Section 1.01 of the Credit Agreement is amended to add the following definition thereto in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means March 27, 2012.

(f)            Clause (d) of Section 2.15 of the Credit Agreement is amended to delete the percentage “0.30%” appearing therein and to replace such percentage with the percentage “0.15%”.

(g)           Clause (e) of Section 7.10 of the Credit Agreement is amended to (i) delete the amount “$6,961,879,000” appearing therein and to replace such amount with the amount “$8,011,509,000” and (ii) delete the reference to “Closing Date” appearing therein and to replace such reference with “Amendment No. 1 Effective Date”.

(h)           Schedule 2.01 to the Credit Agreement is hereby replaced in its entirety with the Schedule 2.01 attached hereto.

(i)            Schedule 2.02 to the Credit Agreement is hereby replaced in its entirety with the Schedule 2.02 attached hereto.

2.             Departing Lenders and New Lenders.  The parties hereto hereby acknowledge and agree that:

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(a)           Each of Taiwan Business Bank, Los Angeles Branch, State Bank of India, First Commercial Bank, Los Angeles Branch, Bank of Taiwan, Los Angeles Branch, Cathay United Bank, Ltd., The Bank of East Asia, Limited, Los Angeles Branch, Hua Nan Commercial Bank, Ltd., New York Agency, Taipei Fubon Commercial Bank Co., Ltd., Mega International Commercial Bank Co., Ltd., Los Angeles Branch and Mega International Commercial Bank Co., Ltd., New York Branch (each a “Departing Lender” and collectively, the “Departing Lenders”) is entering into this Amendment solely to evidence its exit from the Credit Agreement and shall have absolutely no obligation hereunder.  Upon the effectiveness hereof and the payment described in Section 2(c)(iii), each Departing Lender shall no longer (i) constitute a “Lender” for all purposes under the Loan Documents, (ii) be a party to the Credit Agreement or (iii) have any obligations under any of the Loan Documents, in each case, without further action required on the part of any Person;

(b)           Each of Royal Bank of Canada, City National Bank, Comerica Bank and Taiwan Cooperative Bank, Los Angeles Branch (each a “New Lender” and collectively, the “New Lenders”) is entering into this Amendment and the Credit Agreement as a new Lender thereunder.  Upon the effectiveness hereof and the execution hereof by each New Lender, such New Lender shall constitute a “Lender” for all purposes under the Loan Documents; and

(c)           upon the effectiveness hereof: (i) the Administrative Agent shall be entitled to make or take such reallocations, sales, assignments or other relevant actions in respect of each Lender’s Revolving Loans, participations in Letters of Credit, participations in Swingline Loans and Alternative Currency Loan Credit Exposure, if any, under the Credit Agreement as it deems necessary to reflect the rights and obligations of the Lenders (including the Departing Lenders and the New Lenders) under the Credit Agreement as amended hereby, (ii) each Departing Lender’s “Revolving Commitment” under the Credit Agreement shall be terminated, (iii) each Departing Lender shall have received payment in full in immediately available funds of all of its outstanding Revolving Loans, funded participations in Letters of Credit, funded participations in Swingline Loans and Alternative Currency Loan Credit Exposure, all interest thereon and all other amounts payable to it under the Credit Agreement, (iv) each Departing Lender shall not be a Lender hereunder as evidenced by its execution and delivery of its signature page hereto and (v) the defined term “Lenders” in the Credit Agreement shall exclude the Departing Lenders; provided, however, that, as described in Section 3.07 of the Credit Agreement, each Departing Lender shall continue to have the benefit of Article III of the Credit Agreement.  The Borrower hereby agrees to compensate each Lender (including each Departing Lender) for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurocurrency Rate Loans and the reallocation described in clause (i) above, in each case on the terms and in the manner set forth in Section 3.05 of the Credit Agreement.

3.             Conditions of Effectiveness.  The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the conditions precedent that:

(a)           the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders (including the Departing Lenders), the New Lenders and the Administrative Agent;

(b)           the Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer authorized to act as a Responsible Officer in connection with this Amendment and the Loan Documents;

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(c)           the Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed, and that the Borrower is validly existing, in good standing and qualified to engage in business in its state of organization and in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(d)           the Administrative Agent shall have received favorable opinions of Skadden, Arps, Slate Meagher & Flom LLP and Ballard Spahr LLP, counsels to the Borrower, addressed to the Administrative Agent and each Lender;

(e)           the Administrative Agent shall have received a certificate signed by a Responsible Officer certifying (A) that the conditions specified in Section 4.02 of the Credit Agreement have been satisfied; (B) the current Debt Ratings; and (C) that, as of the date of the last financial statements delivered pursuant to the Credit Agreement, the Borrower was in pro forma compliance with the financial covenants contained in Section 7.10 of the Credit Agreement;

(f)            the Administrative Agent shall have received payment of all fees and expenses (including fees and expenses of counsel for the Administrative Agent) due and payable in connection with this Amendment; and

(g)           each Departing Lender shall have received substantially concurrently with the Amendment No. 1 Effective Date the payment owing to it as described in Section 2(c)(iii) above.

4.             Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)           This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b)           As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing, and (ii) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

5.             Reference to and Effect on the Credit Agreement.

(a)           Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.  Upon the effectiveness hereof, this Amendment shall for all purposes constitute a Loan Document.

(c)           Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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6.             Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.             Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HCP, INC.,
as the Borrower

By:	/s/ Timothy M. Schoen
	Name:	Timothy M. Schoen
	Title:	Executive Vice President — Chief Financial Officer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

BANK OF AMERICA, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ Arnie L. Edwards
	Name:	Arnie L. Edwards
	Title:	Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

JPMORGAN CHASE BANK, N.A.

By	/s/ Marc Costantino
	Name:	Marc Costantino
	Title:	Executive Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

CITIBANK, N.A.

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

UBS AG, STAMFORD BRANCH

By	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

WELLS FARGO BANK, N.A.

By	/s/ Michael St. Geme
	Name:	Michael St. Geme
	Title:	Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By	/s/ Thomas Randolph
	Name:	Thomas Randolph
	Title:	Managing Director

By	/s/ John Bosco
	Name:	John Bosco
	Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Director

By	/s/ Alex Verdone
	Name:	Alex Verdone
	Title:	Associate

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

GOLDMAN SACHS BANK USA

By	/s/ Anna Ostrovsky
	Name:	Anna Ostrovsky
	Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

MORGAN STANLEY BANK, N.A., as a Lender

By	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as a Senior Managing Agent

By	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

ROYAL BANK OF CANADA

By	/s/ Joshua Freedman
	Name:	Joshua Freedman
	Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

THE ROYAL BANK OF SCOTLAND PLC
By:	RBS SECURITIES, as agent

By	/s/ Brett Thompson
	Name:	Brett Thompson
	Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

THE BANK OF NEW YORK MELLON

By	/s/ Rick Laudisi
	Name:	Rick Laudisi
	Title:	Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

THE BANK OF NOVA SCOTIA

By	/s/ Eugene Dempsey
	Name:	Eugene Dempsey
	Title:	Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

KEYBANK, N.A.

By	/s/ Bellini Lacey
	Name:	Bellini Lacey
	Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

PNC BANK, N.A.

By	/s/ Tyler Lowry
	Name:	Tyler Lowry
	Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

SUNTRUST BANK

By	/s/ W. Bradley Hamilton
	Name:	W. Bradley Hamilton
	Title:	Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

US BANK NATIONAL ASSOCIATION

By	/s/ Patrick J. Brown
	Name:	Patrick J. Brown
	Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

LAND BANK OF TAIWAN LOS ANGELES BRANCH

By	/s/ Juifu Chien
	Name:	Juifu Chien
	Title:	VP & General Manager

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

REGIONS BANK

By	/s/ Michael J. Kinnick
	Name:	Michael J. Kinnick
	Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

CITY NATIONAL BANK, a national banking association

By	/s/ Christina K. Pickett
	Name:	Christina K. Pickett
	Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

COMERICA BANK

By	/s/ Charles Weddell
	Name:	Charles Weddell
	Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

By	/s/ Eric Y.S. Tsai
	Name:	Eric Y.S. Tsai
	Title:	VP & General Manager

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

E SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

By	/s/ Edward Chen
	Name:	Edward Chen
	Title:	VP & General Manager

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

TAIWAN COOPERATIVE BANK, LOS ANGELES BRANCH, as a Lender

By	/s/ Li Hua Huang
	Name:	Li Hua Huang
	Title:	VP & General Manager

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement:

Name of Departing Lender:

TAIWAN BUSINESS BANK

By	/s/ Alex Wang
	Name:	Alex Wang
	Title:	S.V.P. & General Manager

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement:

Name of Departing Lender:

STATE BANK OF INDIA

By	/s/ Vijayalakshmi Muddu
	Name:	Vijayalakshmi Muddu
	Title:	Vice President & Head (Syndications)

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement:

Name of Departing Lender:

FIRST COMMERCIAL BANK, LTD., LOS ANGELES BRANCH

By	/s/ Jenn-Hwa Wang
	Name:	Jenn-Hwa Wang
	Title:	VP & General Manager

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement:

Name of Departing Lender:

BANK OF TAIWAN, LOS ANGELES BRANCH

By	/s/ Chie-Shen Tsao
	Name:	Chie-Shen Tsao
	Title:	AVP & DGM

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement:

Name of Departing Lender:

CATHAY UNITED BANK LTD.

By	/s/ Alex Wu
	Name:	Alex Wu
	Title:	SVP & General Manager

Signature Page to Amendment No. 1 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement:

Name of Departing Lender:

THE BANK OF EAST ASIA, LIMITED, LOS ANGELES BRANCH

By	/s/ David Loh
	Name:	David Loh
	Title:	EVP and CLO

For any Departing Lender requiring a second signature line:

By	/s/ Victor Li
	Name:	Victor Li
	Title:	General Manager

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement:

Name of Departing Lender:

HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY

By	/s/ Henry Hsieh
	Name:	Henry Hsieh
	Title:	Assistant Vice President

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement:

Name of Departing Lender:

TAIPEI FUBON COMMERCIAL BANK CO., LTD.

By	/s/ Robin Wu
	Name:	Robin Wu
	Title:	VP & Deputy General Manager

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement:

Name of Departing Lender:

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH

By	/s/ Luke Hwang
	Name:	Luke Hwang
	Title:	VP & DGM

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 1 Effective Date, it is no longer a party to the Credit Agreement:

Name of Departing Lender:

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. LOS ANGELES BRANCH

By	/s/ Hsiao-Ho Huang
	Name:	Hsiao-Ho Huang
	Title:	SVP & GM

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Revolving Commitment	Applicable Percentage
Bank of America, N.A.	$125,000,000	8.33333333%
JPMorgan Chase Bank, N.A.	$125,000,000	8.33333333%
UBS AG, Stamford Branch	$125,000,000	8.33333333%
Wells Fargo Bank, N.A.	$125,000,000	8.33333333%
Citibank, N.A.	$125,000,000	8.33333333%
Credit Suisse AG, Cayman Islands Branch	$75,000,000	5.00000000%
Credit Agricole Corporate and Investment Bank	$75,000,000	5.00000000%
Goldman Sachs Bank USA	$75,000,000	5.00000000%
Morgan Stanley Bank, N.A.	$75,000,000	5.00000000%
Royal Bank of Canada	$75,000,000	5.00000000%
The Royal Bank of Scotland PLC	$75,000,000	5.00000000%
The Bank of Nova Scotia	$45,000,000	3.00000000%
U.S. Bank National Association	$45,000,000	3.00000000%
PNC Bank, National Association	$45,000,000	3.00000000%
The Bank of New York Mellon	$45,000,000	3.00000000%
SunTrust Bank	$45,000,000	3.00000000%
KeyBank National Association	$45,000,000	3.00000000%
Land Bank of Taiwan Los Angeles Branch	$30,000,000	2.00000000%
Regions Bank	$30,000,000	2.00000000%
City National Bank	$25,000,000	1.66666667%
Comerica Bank	$25,000,000	1.66666667%
Chang Hwa Commercial Bank, Ltd., New York Branch	$15,000,000	1.00000000%
E. Sun Commercial Bank Ltd., Los Angeles Branch	$15,000,000	1.00000000%
Taiwan Cooperative Bank, Los Angeles Branch	$15,000,000	1.00000000%

Total	$1,500,000,000	100.00000000%

SCHEDULE 2.02

ALTERNATIVE CURRENCY
PARTICIPATING LENDER(1)

Lender	Euro	Sterling	Yen	Canadian Dollars	Australian Dollars
Bank of America, N.A.	Yes	Yes	Yes	Yes	Yes
JPMorgan Chase Bank, N.A.	Yes	Yes	Yes	Yes	Yes
UBS AG, Stamford Branch	Yes	Yes	Yes	Yes	Yes
Wells Fargo Bank, N.A.	Yes	Yes	Yes	Yes	Yes
Citibank, N.A.	Yes	Yes	Yes	Yes	Yes
Credit Suisse AG, Cayman Islands Branch	Yes	Yes	Yes	Yes	Yes
Credit Agricole Corporate and Investment Bank	Yes	Yes	Yes	Yes	Yes
Goldman Sachs Bank USA	Yes	Yes	Yes	Yes	Yes
Morgan Stanley Bank, N.A.	Yes	Yes	Yes	Yes	Yes
Royal Bank of Canada	Yes	Yes	Yes	Yes	Yes
The Royal Bank of Scotland PLC	Yes	Yes	Yes	Yes	Yes
The Bank of Nova Scotia	Yes	Yes	Yes	Yes	Yes
U.S. Bank National Association	Yes	Yes	Yes	Yes	Yes
PNC Bank, National Association	Yes	Yes	Yes	Yes	Yes
The Bank of New York Mellon	Yes	Yes	Yes	Yes	Yes
SunTrust Bank	Yes	Yes	Yes	Yes	Yes
KeyBank National Association	Yes	Yes	Yes	Yes	Yes
Land Bank of Taiwan Los Angeles Branch	No	No	No	No	No
Regions Bank	Yes	Yes	Yes	Yes	Yes
City National Bank	Yes	Yes	Yes	Yes	Yes
Comerica Bank	No	No	No	No	No
Chang Hwa Commercial Bank, Ltd., New York Branch	No	No	No	No	No
E. Sun Commercial Bank Ltd., Los Angeles Branch	No	No	No	No	No
Taiwan Cooperative Bank, Los Angeles Branch	No	No	No	No	No

(1)  The table indicates each Lender’s ability to fund in a particular currency (e.g., Bank of America, N.A. can fund each of the five currencies).